Exhibit 10.17

ADDENDUM NO. 1 TO THE CONTRACT OF ASSIGNMENT OF REVENUE AND OTHER COVENANTS, ATTACHMENT II TO THE LOAN AGREEMENT BY EXTENSION OF CREDIT NO. 04.2.559.3.1, OF AUGUST 13, 2004, MADE BY AND BETWEEN BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL - BNDES AND BANCO DO BRASIL S.A., WITH THIRD PARTY INTERVENTION, AS FOLLOWS:

BRASIL TELECOM, hereinafter referred to as BRASIL TELECOM, a corporation, headquartered in the Federal District, Brasilia, SIA SUL - ASP - LOTE D - BLOCO B, with corporate taxpayer register under CNPJ No. 76.535.764/0001-43, by its undersigned representatives;

BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL - BNDES, herewith referred to simply as BNDES, a federal public company, headquartered in Brasilia, Federal District, and with services in this City, at Avenida República do Chile No. 100, CNPJ No. 33.657.248/0001-89, by its undersigned representatives;

BANCO DO BRASIL S.A., herewith referred to simply as CENTRALIZING BANK, a financial institution headquartered in Brasilia/DF, Setor Bancário Sul, Quadra 4 - Bloco A - Ed. Sede I, CNPJ No. 00.000.000/1584-96, by its undersigned representatives;

and, as INTERVENING PARTY GUARANTOR:

BRASIL TELECOM PARTICIPAÇÕES S.A., hereinafter referred to as INTERVENING PARTY, a corporation, headquartered in the Federal District, Brasilia, SIA SUL - ASP - LOTE D - BLOCO B, CNPJ No. 02.570.688/0001-70, by its undersigned representatives:

have mutually agreed to amend the Contract of Assignment and Restriction of Revenue and Other Covenants, hereinafter referred to simply as ASSIGNMENT CONTRACT, made by BRASIL TELECOM, BNDES and the CENTRALIZING BANK, with intervention of Brasil Telecom Participações S.A., by a particular instrument of August 13, 2004, registered in 1 Ofício de Registro de Títulos e Documentos (Real Estate Register) of the Judiciary District of the Federal District/Brasilia, on December 19, 2004, under No. 623802, Attachment II to the Loan Agreement by Extension of Credit No. 04.2.559.3.1, of the same date and registration, executed by BRASIL TELECOM and BNDES, with intervention by Brasil Telecom Participações S.A., this Addendum becoming an integral and inseparable part of the RESTRICTION AGREEMENT, for all effects and purposes of the law, upon the following clauses:

CLAUSE 1

ADDENDUM In view of the presently executed agreement, by BNDES, BRASIL TELECOM and the CENTRALIZING BANK, the alteration of items IV and VI of Clause 1 is made, which items come into effect with the following wording:

“CLAUSE 1

DEFINITIONS OF TERMS

IV) MOVEMENT ACCOUNTS - current account subject to free movement, held by BRASIL TELECOM, opened with the CENTRALIZING BANK, contemplated in the COLLECTION AGREEMENT, or any other current accounts, which BRASIL TELECOM comes to indicate by simple communication;

VI) BANK DOMICILE - financial institution where BRASIL TELECOM shall maintain its RESTRICTED ACCOUNTS and the CENTRALIZING ACCOUNT until the end of settlement of the obligations assumed in the LOAN;”

CLAUSE 2

RATIFICATION The contracting parties and the INTERVENING PARTY hereby ratify all the Clauses and Conditions of the RESTRICTION AGREEMENT, where they do not clash with the provisions in this Addendum, the guarantees covenanted in said Contract being maintained, not leading this to novation.

CLAUSE 3

REGISTRATION BRASIL TELECOM undertakes to register this Addendum on the margin of the register mentioned in the preamble hereof, BNDES being reserved the right to consider the early maturity of the RESTRICTION AGREEMENT and the Loan Agreement, of which it is an attachment, if such registrations are not evidenced within 30 (thirty) days, counted from this date.

The 4 (four) pages of this instrument are initialed by Thaís da Silva Freire, lawyer of BNDES, by authorization of the legal representatives who sign it.

IN WITNESS WHEREOF, they sign this instrument in 5 (five) counterparts of equal content and form and for a single purpose, before the undersigned witnesses.

Rio de Janeiro, July 25, 2005

By BNDES:

/s/ DEMIAN FIOCCA	/s/ Maurício Borges Lemes
DEMIAN FIOCCA	Maurício Borges Lemes
Vice-President	Officer

BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL - BNDES

By BRASIL TELECOM:

/s/ Raimundo Barreto Bastos	/s/ Samuel Saldanha
Raimundo Barreto Bastos	Samuel Saldanha
Assistant Director Financial Operations Brasil Telecom S/A	Capitalization and Funds Administration Manager Brasil Telecom S/A

BRASIL TELECOM S.A.

By the CENTRALIZING BANK:

/s/ [Signature]

BANCO DO BRASIL S.A.

By the INTERVENING PARTY:

/s/ Raimundo Barreto Bastos	/s/ Samuel Saldanha
Raimundo Barreto Bastos	Samuel Saldanha
Assistant Director Financial Operations	Capitalization and Administration of Funds Manager

BRASIL TELECOM PARTICIPAÇÕES S.A.

WITNESSES:

/s/ Paulo Renato M. Santos	/s/ Antonio Bahia Nery
Name: Paulo Renato M. Santos	Antonio Bahia Nery
ID: 2963999 IFP	ID: 1.342.107 (IFP)
CPF: 527 917 187-53	CPF: 344.813.037-00

This page is an integral part of Addendum No. 1 to the Contract of Assignment and Restriction of Revenue and Other Covenants, Attachment II to the Loan Agreement by Extension of Credit No. 04.2.559.3.1, of 08/13/2004

Initialed by Samuel Saldanha- Capitalization and Administration of Funds Manager - Brasil Telecom S/A; Raimundo Barreto Bastos - Assistant Director Financial Operations= - Brasil Telecom S/A; Rodrigo de Campos Vieira - Lawyer - Brasil Telecom S/A and Thais da Silva Freire - Lawyer

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